VOYAGEUR MUTUAL FUNDS III

Delaware Select Growth Fund

Class A * Class B * Class C * Class R

Supplement to the Fund's Prospectus dated June 30, 2003

The following replaces the information in the section of the Prospectus entitled "What are the Fund's fees and expenses?" on page 4:

What are the Fund's fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.	CLASS	A	B	C	R
	Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none
	Maximum contingent deferred sales Charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none[1]	4.00%[2]	1.00%[3]	none
	Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none
	Redemption fees	none	none	none	none
	Exchange fees[4]	none	none	none	none
Annual fund operating expenses are deducted from the Fund's assets.	CLASS	A	B	C	R
	Management fees	0.74%	0.74%	0.74%	0.74%
	Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.60%
	Other expenses	0.84%	0.84%	0.84%	0.84%
	Total operating expenses	1.83%	2.58%	2.58%	2.18%
	Fee waivers and payments[5]	(0.33%)	(0.33%)	(0.33%)	(0.33%)
	Net expenses	1.50%	2.25%	2.25%	1.85%
	CLASS[7]	A	B	B	C	C	R
				(if redeemed)		(if redeemed)
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.[6] This is an example only, and does not represent future expenses, which may be greater or less than those shown here.	1 year	$719	$228	$628	$228	$328	$188
	3 years	$1,087	$771	$1,046	$771	$771	$650
	5 years	$1,479	$1,341	$1,566	$1,341	$1,341	$1,139
	10 years	$2,574	$2,707	$2,707	$2,890	$2,890	$2,488

1 A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

2 If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

3 Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

4 Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

5 The investment manager has contracted to waive fees and pay expenses through December 31, 2004 in order to prevent total operating expenses (excluding any 12b-1 expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.25% of average daily net assets.

6 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through 10.

7 The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A Shares.

This Supplement is dated September 25, 2003.